UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2022

U.S. ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-06814	83-0205516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1616 S. Voss, Suite 725, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 993-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	USEG	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

On August 3, 2022, U.S. Energy Corp. (the “Company”) changed its state of incorporation from the State of Wyoming to the State of Delaware (the “Reincorporation”) by means of a Plan of Conversion, effective August 3, 2022 (the “Plan of Conversion”). The Reincorporation, including the Plan of Conversion, was submitted to a vote of, and approved by, the Company’s stockholders at the Company’s 2022 Annual Meeting of Stockholders held on June 21, 2022 (the “2022 Annual Meeting”), as set forth in the Company’s definitive proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on April 29, 2022 (the “Definitive Proxy Statement”).

The Reincorporation was accomplished by filing: (i) an Application for Certificate of Transfer with the Secretary of State of the State of Wyoming (the “Wyoming Certificate of Transfer”); (ii) a Certificate of Conversion with the Secretary of State of the State of Delaware (the “Delaware Certificate of Conversion”); and (iii) a Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Delaware Certificate of Incorporation”). In connection with the Reincorporation, the Company’s Board of Directors adopted new amended and restated bylaws in the form attached to the Plan of Conversion, which are as were set forth in the Definitive Proxy Statement (the “Delaware Bylaws”).

Upon the effectiveness of the Reincorporation on August 3, 2022:

●	The Company’s affairs ceased to be governed by the Wyoming Business Corporation Act and the Company’s Wyoming articles of incorporation and bylaws, in each case as in effect immediately prior to the Reincorporation, and the Company’s affairs became governed by the Delaware General Corporation Law, the Delaware Certificate of Incorporation, and the Delaware Bylaws;

●	The resulting Delaware corporation (“U.S. Energy-Delaware”) (i) is deemed to be the same entity as the Company as incorporated in Wyoming (“U.S. Energy-Wyoming”) for all purposes under Wyoming and Delaware law, (ii) continues to have all of the rights, privileges, and powers of U.S. Energy-Wyoming, (iii) continues to possess all of the properties of U.S. Energy-Wyoming, and (iv) continues to have all of the debts, liabilities, and duties of U.S. Energy-Wyoming;

●	Each (i) issued and outstanding share of common stock. $0.01 par value per share, of U.S. Energy-Wyoming automatically became an issued and outstanding share of common stock, par value $0.01 per share, of U.S. Energy-Delaware, (ii) options exercisable for common stock of U.S. Energy-Wyoming automatically became an equivalent option exercisable for shares of common stock of U.S. Energy-Delaware, (iii) warrants or other rights to acquire shares of common stock U.S. Energy-Wyoming automatically became an equivalent warrant or other right to acquire shares of common stock of U.S. Energy-Delaware, and (iv) outstanding certificates representing shares of U.S. Energy-Wyoming common stock shall be deemed equivalent certificates representing shares of U.S. Energy-Delaware common stock;

●	All employee benefit, stock option plans and incentive plans of U.S. Energy-Wyoming continue to be employee benefit, stock option plans and incentive plans of U.S. Energy-Delaware; and

●	Each director and officer of U.S. Energy-Wyoming continues to hold his or her respective office with U.S. Energy-Delaware.

Certain rights of the Company’s stockholders changed as a result of the Reincorporation, and such changes are described in the Definitive Proxy Statement under the section entitled “Proposal 6: Approval of the Reincorporation of U.S. Energy Corp. From a Wyoming Corporation to a Delaware Corporation” and more specifically, the section thereunder entitled, “What are the material differences between Delaware law and Wyoming law?”, and such description is incorporated by reference in this Item 3.03. Additionally, a more detailed description of the Plan of Conversion and the effects of the Reincorporation is set forth in the Definitive Proxy Statement under the section entitled “Proposal 6: Approval of the Reincorporation of U.S. Energy Corp. From a Wyoming Corporation to a Delaware Corporation,” which description is incorporated by reference in this Item 3.03. The foregoing description of the Plan of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws, and the Wyoming Certificate of Transfer is only a summary and is qualified in its entirety by reference to the full text of the Plan of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws, and the Wyoming Certificate of Transfer, which are filed as Exhibits 99.1, 3.1, 3.2, 3.3, and 3.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The Reincorporation does not affect the trading of the Company’s shares of common stock on the Nasdaq Capital Market in any respect. The Company, as a Delaware corporation, will continue to file periodic reports and other documents as and when required by the rules and regulations of the Securities and Exchange Commission.

Stockholders who are holding their shares of common stock of the Company in electronic form at brokerage firms do not have to take any action as a result of the Reincorporation.

Stockholders holding paper certificates representing outstanding shares of common stock of the Company also do not need to take any action as a result of the Reincorporation because each stock certificate continues to represent the same number of shares of common stock of the Company as a Delaware corporation. Do not destroy your certificates representing U.S. Energy-Wyoming shares as these now evidence shares of U.S. Energy-Delaware.

The Company believes that the Reincorporation will not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue to be rights and obligations of the Company after the Reincorporation. The Reincorporation did not result in any change in headquarters, business, jobs, management, location of any of the offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed in Item 3.03 above, effective August 3, 2022, the Company changed its state of incorporation from Wyoming to Delaware pursuant to the Plan of Conversion. As of that date, the rights of the Company’s stockholders began to be governed by Delaware corporation laws, the Delaware Certificate of Incorporation and the Delaware Bylaws. The Delaware Certificate of Incorporation and the Delaware Bylaws are filed herewith as Exhibits 3.2 and 3.3, respectively, and are incorporated herein by reference. Certain rights of the Company’s stockholders were changed as a result of the Reincorporation. A more detailed description of the Delaware Certificate of Incorporation and Delaware Bylaws, and the changes in rights of the Company’s stockholders as a result of the Reincorporation, is set forth in the Company’s Definitive Proxy Statement, which description is incorporated herein by reference.

The information contained in Item 3.03 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Item 8.01 Other Events.

Description of Capital Stock

The Company currently has on file with the Securities and Exchange Commission (i) a Registration Statement on Form S-3 (No. 333-265532) that relates to the resale of shares of common stock that may be offered for sale from time to time by the selling stockholders named in the prospectus included as part of such registration statement, (ii) a shelf Registration Statement on Form S-3 (333-248906) and (iii) five Registration Statements on Form S-8 that register shares of common stock to be issued to the Company’s officers and employees under its long-term incentive plans, all as listed below:

(1)	Registration Statement on Form S-8 (No. 333-108979);
(2)	Registration Statement on Form S-8 (No. 333-166638);
(3)	Registration Statement on Form S-8 (No. 333-180735);
(4)	Registration Statement on Form S-8 (No. 333-183911); and
(5)	Registration Statement on Form S-8 (No. 333-261600).

This Current Report on Form 8-K is automatically incorporated by reference into each of the registration statements listed above, thereby amending each of them.

The following is a current description of our common stock, par value $0.01 per share, as registered pursuant to Section 12(b) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall be incorporated by reference into any Registration Statement on Form S-3 or Form S-8 (or applicable successor forms) that may be filed in the future by the Company with the U.S. Securities and Exchange Commission (the “SEC”) under the U.S. Securities Act of 1933, as amended, until and to the extent that such description of common stock is subsequently amended or modified by any amendment or report filed by the Company with the SEC under the Exchange Act for the purpose of updating such description.

The rights of the holders of our common stock are governed by Delaware General Corporation Law (the “DGCL”), our Certificate of Incorporation and our Amended and Restated Bylaws (“Bylaws”).

The Company is authorized to issue up to 245,000,000 shares of common stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”).

Common Stock

Voting Rights. Each share of our common stock is entitled to one vote on all stockholder matters. Shares of our common stock do not possess any cumulative voting rights.

Except for the election of directors, if a quorum is present, an action on a matter is approved if it receives the affirmative vote of the holders of a majority of the voting power of the shares of capital stock present in person or represented by proxy at the meeting and entitled to vote on the matter, unless otherwise required by applicable law, Delaware law, our Certificate of Incorporation or Bylaws. The election of directors will be determined by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote, meaning that the nominees with the greatest number of votes cast, even if less than a majority, will be elected. The rights, preferences and privileges of holders of common stock are subject to, and may be impacted by, the rights of the holders of shares of any series of preferred stock that we have designated, or may designate and issue in the future.

Dividend Rights. Each share of our common stock is entitled to equal dividends and distributions per share with respect to the common stock when, as and if declared by our Board of Directors, subject to any preferential or other rights of any outstanding preferred stock.

Liquidation and Dissolution Rights. Upon liquidation, dissolution or winding up, our common stock will be entitled to receive pro rata on a share-for-share basis, the assets available for distribution to the stockholders after payment of liabilities and payment of preferential and other amounts, if any, payable on any outstanding preferred stock.

No Preemptive, Conversion, or Redemption Rights. Holders of our outstanding common stock have no preemptive, conversion, or redemption rights. Shares of our common stock are not assessable. To the extent that additional shares of our common stock may be issued in the future, the relative interests of the then existing stockholders may be diluted.

Fully Paid Status. All outstanding shares of the Company’s common stock are validly issued, fully paid and non-assessable.

Trading Market. Our common stock is listed for trading on the NASDAQ Capital Market under the symbol “USEG”.

Preferred Stock

The Board of Directors of the Company is empowered, without approval of the Company’s stockholders, to cause shares of Preferred Stock to be issued in one or more series and to fix and determine the relative rights and preferences of the shares of any such series, subject to the limitations of DGCL. Because the Board of Directors has the power to establish the preferences and rights of each series, it may afford the holders of any series of Preferred Stock rights and preferences, voting or otherwise, senior to the rights of holders of common stock.

While providing desirable flexibility for possible acquisitions and other corporate purposes, and eliminating delays associated with a stockholder vote on specific issuances, the issuance of Preferred Stock could adversely affect the voting, dividend and liquidation rights of holders of common stock.

Certificate of Incorporation and Bylaws

Certain provisions of the Company’s Certificate of Incorporation, Bylaws and the DGCL, which are summarized below, could have the effect of making it more difficult to change the composition of the Company’s Board of Directors or for any person or entity to acquire control of the Company.

Preferred Stock

As noted above, the Board of Directors may issue Preferred Stock without stockholder approval. Consequently, the Company’s Preferred Stock could be issued quickly and utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company or make removal of management and directors more difficult.

Advance Notice of Stockholder Proposals and Nominations for Directors

Stockholders who seek to nominate directors or to bring business before a stockholder meeting must comply with specified timing requirements and submit to the Company certain information in advance of such meeting, as set forth in the Bylaws. These provisions may impede a stockholder’s ability to bring matters before an annual or special meeting or make nominations for directors.

Authorized but Unissued Shares of Common Stock

Shares of our authorized and unissued common stock are available for future issuances without additional stockholder approval. While the additional shares are not designed to deter or prevent a change of control, under some circumstances we could use the additional shares to create voting impediments or to frustrate persons seeking to affect a takeover or otherwise gain control by, for example, issuing those shares in private placements to purchasers who might side with our Board of Directors in opposing a hostile takeover bid.

Authorized but Unissued Shares of Preferred Stock.

Under our Certificate of Incorporation, our Board of Directors has the authority, without further action by our stockholders, to issue up to 5,000,000 shares of preferred stock in one or more series and to fix the voting powers, designations, preferences and the relative participating, optional or other special rights and qualifications, limitations and restrictions of each series, including dividend rights, dividend rates, conversion rights, voting rights, terms of redemption, liquidation preferences and the number of shares constituting any series. The existence of authorized but unissued preferred stock could reduce our attractiveness as a target for an unsolicited takeover bid since we could, for example, issue shares of preferred stock to parties who might oppose such a takeover bid or shares that contain terms the potential acquirer may find unattractive. This may have the effect of delaying or preventing a change of control, may discourage bids for the common stock at a premium over the market price of the common stock, and may adversely affect the market price of, and the voting and other rights of the holders of, our common stock.

Classified Board of Directors

In accordance with the terms of our Certificate of Incorporation, our Board of Directors is divided into three classes, Class One, Class Two and Class Three, with members of each class serving staggered three-year terms. Under our Certificate of Incorporation, our Board of Directors consists of such number of directors as may be determined from time to time by resolution of the Board of Directors, but in no event may the number of directors be less than one or more than fifteen. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Our Certificate of Incorporation provides that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by the affirmative vote of a majority of our directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy will hold office until such director’s successor shall have been duly elected and qualified or until such director’s earlier death, resignation or removal. Our classified Board of Directors could have the effect of delaying or discouraging an acquisition of us or a change in our management.

Removal of Directors

As a result of our classified Board of Directors, our Bylaws provide that directors may be removed only for cause and upon the affirmative vote of holders of at least a majority of the outstanding shares of common stock then entitled to vote at an election of directors.

Special Meeting of Stockholders

Special meetings of stockholders may only be called by a majority vote of our board of directors.

Action by Written Consent

Any action required or permitted to be taken by our common stockholders may be effected by written consent of the stockholders having not less than the minimum percentage of the vote required by DGCL for the proposed corporate action.

Vacancies on the Board of Directors

Our Certificate of Incorporation and Bylaws provide that, subject to the rights of the holders of any outstanding series of preferred stock and unless otherwise required by law or resolution of our board of directors, vacancies on the board of directors arising through death, resignation, retirement, disqualification or removal, an increase in the number of directors or otherwise may be filled by a majority of the directors then in office, though less than a quorum.

Amendment to Bylaws by Stockholders

Subject to certain limitations preventing amendments which decrease or diminish indemnification rights provided for in our Bylaws, our Bylaws provide that any amendment to such Bylaws undertaken solely by our stockholders requires the affirmative vote of at least a majority in voting power of the outstanding shares of capital stock of the Company.

Forum Selection Clause

Our Certificate of Incorporation provides that unless the Company consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the Court of Chancery of the State of Delaware is the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim for breach of a fiduciary duty owed by any current or former director, officer, employee or stockholder of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of DGCL, the Certificate of Incorporation or the Bylaws of the Company, each as amended, or (iv) any action asserting a claim governed by the internal affairs doctrine; provided, however, that, in the event that the Court of Chancery of the State of Delaware lacks subject matter jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware, in each such case, unless the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein.

The following provisions would not however apply to suits brought to enforce a duty or liability created by the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, or any other claim for which the U.S. federal courts have exclusive jurisdiction. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder and Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act, and an investor cannot waive compliance with the federal securities laws and the rules and regulations thereunder. Notwithstanding the above, to prevent having to litigate claims in multiple jurisdictions and the threat of inconsistent or contrary rulings by different courts, among other considerations, our Certificate of Incorporation provides that unless the Company gives an Alternative Forum Consent, the U.S. federal district courts will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act. However, there is uncertainty as to whether a court would enforce such a provision. While the Delaware courts have determined that such choice of forum provisions are facially valid, a stockholder may nevertheless seek to bring a claim in a venue other than those designated in the exclusive forum provisions. In such instance, we would expect to vigorously assert the validity and enforceability of the exclusive forum provisions of our Certificate of Incorporation. This may require significant additional costs associated with resolving such action in other jurisdictions and there can be no assurance that the provisions will be enforced by a court in those other jurisdictions.

These exclusive forum provisions may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or our directors, officers, or other employees, which may discourage lawsuits against us and our directors, officers and other employees. If a court were to find either exclusive-forum provision to be inapplicable or unenforceable in an action, we may incur further significant additional costs associated with resolving the dispute in other jurisdictions, all of which could seriously harm our business.

Anti-Takeover Effects Under Section 203 of Delaware General Corporation Law

Section 203 of Delaware General Corporation Law prohibits a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years after the date that such stockholder became an interested stockholder, with the following exceptions:

■	before such date, the Board of Directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

■	upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85 percent of the voting stock of the corporation outstanding at the time the transaction began, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or an exchange offer; or

■	on or after such date, the business combination is approved by our Board of Directors and authorized at an annual or a special meeting of the stockholders, and not by written consent, by the affirmative vote of at least 66 2/3 percent of the outstanding voting stock that is not owned by the interested stockholder.

In general, Section 203 defines “business combination” to include the following:

■	any merger or consolidation involving the corporation or any direct or indirect majority owned subsidiary of the corporation and the interested stockholder or any other corporation, partnership, unincorporated association, or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation the transaction is not excepted as described above;

■	any sale, transfer, pledge, or other disposition (in one transaction or a series) of 10% or more of the assets of the corporation involving the interested stockholder;

■	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

■	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock or any class or series of the corporation beneficially owned by the interested stockholder; or

■	the receipt by the interested stockholder of the benefit of any loss, advances, guarantees, pledges, or other financial benefits by or through the corporation.

In general, Section 203 defines an “interested stockholder” as an entity or a person who, together with the person’s affiliates and associates, beneficially owns, or within three years prior to the time of determination of interested stockholder status did own, 15 percent or more of the outstanding voting stock of the corporation.

A Delaware corporation may “opt out” of these provisions with an express provision in its original certificate of incorporation or an express provision in its certificate of incorporation or bylaws resulting from a stockholders’ amendment approved by at least a majority of the outstanding voting shares. We have opted out of these provisions. As a result, mergers or other takeover or change in control attempts of us will not be limited by Section 203 of Delaware law.

* * * * *

The provisions of Delaware law and the provisions of our Certificate of Incorporation and Bylaws could have the effect of discouraging others from attempting hostile takeovers and, as a consequence, they might also inhibit temporary fluctuations in the market price of our common stock that often result from actual or rumored hostile takeover attempts. These provisions might also have the effect of preventing changes in our management. It is possible that these provisions could make it more difficult to accomplish transactions that stockholders might otherwise deem to be in their best interests.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
3.1	Certificate of Conversion, filed with the Secretary of State of Delaware and effective August 3, 2022
3.2	Certificate of Incorporation of U.S. Energy Corp, Delaware, filed with the Secretary of State of Delaware and effective, August 3, 2022
3.3	Amended and Restated Bylaws of U.S. Energy Corp, Delaware, effective August 3, 2022
3.4	Wyoming Certificate of Transfer, effective August 3, 2022
99.1	Plan of Conversion of U.S. Energy Corp. (a Wyoming corporation) to U.S. Energy Corp. (a Delaware corporation), dated July 27, 2022 and effective August 3, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

Dated: August 4, 2022	/s/ Ryan Smith
Ryan Smith
Chief Executive Officer